SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - June 21, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
           __________________________________________

           On June 21, 2005, Union National Financial Corporation and its subsidiary, Union National Community Bank, entered into an employment agreement with Michael A. Frey, Executive Vice President and Chief Operating Officer. The agreement has a term of three years and provides for an annual base salary of $162,750. The agreement also contains certain provisions relative to rights Mr. Frey has in the event of a change in control of Union National or if employment is terminated without cause. Also detailed in the employment agreement are the terms of a covenant of Mr. Frey not to compete with Union National. The aforementioned employment agreement is attached as
           Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01  Financial Statements and Exhibits
           _________________________________

           (c)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Employment agreement between Michael A.
                         Frey, Executive Vice President and Chief
                         Operating Officer and Union National
                         Financial Corporation and its
                         subsidiary, Union National Community
                         Bank.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: June 21, 2005         /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX


Exhibit                                                   Page
_______                                                   ____

99.1      Employment agreement between Michael A.          5
          Frey, Executive Vice President and Chief
          Operating Officer and Union National
          Financial Corporation and its
          subsidiary, Union National Community
          Bank.

                          EXHIBIT 99.1

  Employment agreement between Michael A.Frey, Executive
   Vice President and Chief Operating Officer and Union
    National  Financial Corporation and its subsidiary,
                Union National Community Bank.

                      EMPLOYMENT AGREEMENT
                      ____________________

     THIS AGREEMENT is made as of the   21st  day of  June  ,
                                      _______        ______
2005, between UNION NATIONAL FINANCIAL CORPORATION ("Corporation"), a Pennsylvania business corporation having a place of business at 101 E. Main Street, Mount Joy, Pennsylvania 17552-0567, UNION NATIONAL COMMUNITY BANK ("Bank") a national banking association having a place of business at 101 E. Main Street, Mount Joy, Pennsylvania 17552-0567, and MICHAEL A. FREY ("Executive"), an individual residing at 163 Canterbury Turn, Lancaster, Pennsylvania 17601.

                           WITNESSETH:
                           __________

     WHEREAS, the Corporation is a registered bank holding company;

     WHEREAS, the Bank is a subsidiary of the Corporation;

     WHEREAS, Corporation and Bank desire to employ Executive to serve in the capacity of Executive Vice President and Chief
Operating Officer of the Bank under the terms and conditions set forth herein;

     WHEREAS, Executive desires to accept employment with Corporation and Bank on the terms and conditions set forth herein.

                           AGREEMENT:
                           _________

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.   EMPLOYMENT.   Corporation and Bank hereby employ Executive,
     __________
     and Executive hereby accepts employment with Corporation and Bank, under the terms and conditions set forth in this Agreement.

2.   DUTIES OF EMPLOYEE.  Executive shall perform and discharge
     __________________
     well and faithfully such duties as an executive officer of Bank as may be assigned to Executive from time to time by the Board of Directors of Corporation and Bank. Executive shall be employed as Executive Vice President and Chief Operating Officer of Bank and shall hold such other titles as may be given to him from time to time by the Board of Directors of Corporation and Bank. Executive shall devote his full-time attention and energies to the business of Corporation and Bank during the Employment Period (as defined in Section 3 of this Agreement); provided, however, that this Section 2 shall not be construed as preventing Executive from (a) engaging in activities incident or necessary to personal investments so long as such investment does not exceed 5% of the outstanding shares of any publicly held company, (b) acting as a member of the Board of Directors of any other corporation or as a member of the Board of Trustees of any other organization, with the prior approval of the Board of Directors of Corporation and Bank, or (c) being involved in any other activity with the prior approval of the Board of Directors of Corporation and Bank. The Executive shall not engage in any business or commercial activities, duties or pursuits which compete with the business or commercial activities of Corporation or Bank, nor may the Executive serve as a director or officer or in any other capacity in a company which competes with Corporation or Bank. Upon written approval from the Corporation, the Executive may engage in voluntary or philanthropic endeavors.

3.   TERM OF AGREEMENT.
     _________________

     (a) This Agreement shall be for a three (3) year period (the "Employment Period") beginning on the date first written above, and if not previously terminated pursuant to the terms of this Agreement, the Employment Period shall end three (3) years later (the "Initial Term"). The Employment Period shall be extended automatically for one additional year on the third annual anniversary date of the commencement of the Initial Term (the date first above written), and then on each annual anniversary date of this Agreement thereafter, unless any of Corporation, Bank or Executive gives contrary written notice to the other(s) not less than 60 days before any such anniversary date so that upon the anniversary date if notice had not been previously given as provided in this Section 3(a), the Employment Period shall be and continue for a one-year period thereafter. References in the Agreement to "Employment Period" shall refer to the Initial Term of this Agreement and any extensions to the initial term of this Agreement.

     (b) Notwithstanding the provisions of Section 3(a) of this Agreement, this Agreement shall terminate automatically for Cause (as defined herein) upon written notice from the Board of Directors of each of Corporation and Bank to Executive. As used in this Agreement, "Cause" shall mean any of the following:
           (i) the willful failure by the Executive to substantially perform his duties hereunder (other than a failure resulting from the Executive's incapacity because of physical or mental illness, as provided in
           Section 3(d) hereof), after notice from the Corporation or Bank and a failure to cure such violation within thirty (30) days of said notice; (ii) the willful engaging by the Executive in misconduct injurious to the Corporation or Bank; (iii) the willful violation by the Executive of the provisions of Sections 3, 8, 9 or 10 hereof, after notice from the Corporation or Bank and a failure to cure such violation within thirty (30) days of said notice; (iv) the dishonesty or gross negligence of the Executive in the performance of his duties; (v) the breach of Executive's fiduciary duty involving personal profit;
           (vi) the violation of any law, rule or regulation governing banks or bank officers or any final cease and desist order issued by a bank regulatory authority; (vii) conduct on the part of Executive which brings public discredit to the Corporation or Bank; (viii) unlawful discrimination by the Executive, including harassment against Corporation or Bank's employees, customers, business associates, contractors, or visitors; (ix) theft or abuse by Executive of the Corporation or Bank's property or the property of Corporation or Bank's customers, employees, contractors, vendors, or business associates; (x) failure of the Executive to follow the good faith lawful instructions of the Board of Directors of Corporation or Bank with respect to its operations, after notice from the Corporation or Bank and a failure to cure such violation within thirty (30) days of said notice; (xi) the direction or recommendation of a state or federal bank regulatory authority to remove the Executive's position with Corporation and/or Bank as identified herein; (xii) any final removal or prohibition order to which the Executive is subject, by a federal banking agency pursuant to Sections 8(e) and 8(g) of the Federal Deposit Insurance Act; (xiii) the Executive's conviction of or plea of guilty or nolo contendere to a felony, crime of falsehood or a crime involving moral turpitude, or the actual incarceration of Executive; (xiv) any act of fraud, misappropriation or personal dishonesty; (xv) insubordination; (xvi) misrepresentation of a material fact, or omission of information necessary to make the information supplied not materially misleading, in an application or other information provided by the Executive to the Corporation or any representative of the Corporation in connection with the Executive's employment with Corporation; (xvii) the existence of any material conflict between the interests of Corporation and the Executive that is not disclosed in writing by the Executive to the Corporation and approved in writing by the Board of Directors of Corporation; or (xviii) the Executive takes action that is clearly contrary to the best interest of the Corporation.

           If this Agreement is terminated for Cause, all of Executive's rights under this Agreement shall cease as of the effective date of such termination.

     (c) Notwithstanding the provisions of Section 3(a) of this Agreement, this Agreement shall terminate automatically upon Executive's voluntary termination of employment (other than in accordance with Section 5 of this Agreement) for Good Reason. The term "Good Reason" shall mean (i) the assignment of duties and responsibilities inconsistent with Executive's status as Executive Vice President and Chief Operating Officer of Bank, (ii) a reassignment which requires Executive to move his principal residence or his office more than fifty (50) miles from the Bank's principal executive office immediately prior to this Agreement, (iii) any removal of the Executive from office or any adverse change in the terms and conditions of the Executive's employment, except for any termination of the Executive's employment under the provisions of Section 3(b) hereof, (iv) any reduction in the Executive's Annual Base Salary as in effect on the date hereof or as the same may be increased from time to time, except such reductions that are the result of a national financial depression or national or bank emergency when such reduction has been implemented by the Board of Directors for the Corporation and Bank's senior management, or (v) any failure of Corporation and Bank to provide the Executive with benefits at least as favorable as those enjoyed by the Executive during the Employment Period under any of the pension, life insurance, medical, health and accident, disability or other employee plans of Corporation and Bank, or the taking of any action that would materially reduce any of such benefits unless such reduction is part of a reduction applicable to all employees of comparable position within Bank. If such termination occurs for

           Good Reason, then Corporation or Bank shall pay Executive an amount equal to two (2) times the Executive's Annual Base Salary as defined in subsection (a) of Section 4, which amount shall be payable in twenty-four (24) equal monthly installments and shall be subject to federal, state and local tax withholdings. In addition, if Executive and his dependents who are qualified beneficiaries are eligible to elect continuation of health insurance benefits under the Consolidated Omnibus Budget Reconciliation Act of 1995 ("COBRA") and if Executive elects to purchase such COBRA continuation coverage for himself and/or for his qualified beneficiaries, then in such event the Employer shall reimburse Executive in an amount equal to the monthly premium paid by him to obtain such coverage, net of the amount which employees of the Employer are required to contribute toward the purchase of health insurance benefits under the personnel policies of the Employer then in effect, which reimbursement shall continue until the first of the following to occur: (i) the expiration of 18 months following the date of termination of the Employment Period, and (ii) the qualification of Executive and his qualified beneficiaries for substantially equivalent coverage under any health insurance policy maintained by any future employer of Executive. Reimbursement as provided for herein shall be made by the Employer to Executive monthly within five (5) business days following the presentation by Executive to the Employer of evidence of payment by him (in the form of a copy of a cancelled check or credit card draft or other documentary evidence reasonably satisfactory to the Employer) of the monthly COBRA continuation coverage premium for that month. However, in the event the payment described herein, when added to all other amounts or benefits provided to or on behalf of the Executive in connection with his termination of employment, would result in the imposition of an excise tax under Code Section 4999, such payments shall be retroactively (if necessary) reduced to the extent necessary to avoid such excise tax imposition. Upon written notice to Executive, together with calculations of Corporation's independent auditors, Executive shall remit to Corporation the amount of the reduction, plus such interest, as may be necessary to avoid the imposition of such excise tax. Notwithstanding the foregoing or any other provision of this contract to the contrary, if any portion of the amount herein payable to the Executive is determined to be non-deductible pursuant to the regulations promulgated under Section 280G of the Internal Revenue Code of 1986, as amended (the
           "Code" ), the Corporation shall be required only to pay to Executive the amount determined to be deductible under Section 280G.

           At the option of the Executive, exercisable by the Executive within ninety (90) days after the occurrence of the event constituting "Good Reason," the Executive may resign from employment under this Agreement by a notice in writing (the "Notice of Termination") delivered to Corporation and Bank and the provisions of this Section 3(c) hereof shall thereupon apply.

     (d) Notwithstanding the provisions of Section 3(a) of this Agreement, this Agreement shall terminate automatically upon Executive's Disability, and Executive's rights under this Agreement shall cease as of the date of such termination. For purposes of this Agreement, the Executive shall have a "Disability" if, as a result of physical or mental injury or impairment, Executive is unable to perform all of the essential job functions of his position on a full time basis, taking into account any reasonable accommodation required by law, and without posing a direct threat to himself and others, for a period of one hundred eighty (180) days or more.

     (e) Executive agrees that in the event his employment under this Agreement is terminated, Executive shall resign as a director of Corporation and Bank, or any affiliate or subsidiary thereof, if he is then serving as a director of any of such entities.

4.   EMPLOYMENT PERIOD COMPENSATION.
     ______________________________

     (a)   Annual Base Salary.  For services performed by
           __________________
           Executive under this Agreement, Corporation or Bank shall pay Executive an Annual Base Salary during the Employment Period at the rate of $162,750 per year, minus applicable withholdings and deductions, payable at the same times as salaries are payable to other executive employees of Corporation or Bank. Corporation or Bank may, from time to time, increase Executive's Annual Base Salary, and any and all such increases shall be deemed to constitute amendments to this Section 4(a) to reflect the increased amounts, effective as of the date established for such increases by the Board of Directors of Corporation or Bank or any committee of such Board in the resolutions authorizing such increases.

     (b)   Bonus.  For services performed by Executive under this
           _____
           Agreement, Corporation or Bank may, from time to time, pay a bonus or bonuses to Executive as Corporation or Bank, in its sole discretion, deems appropriate. The payment of any such bonuses shall not reduce or otherwise affect any other obligation of Corporation or Bank to Executive provided for in this Agreement. As of the time of the execution of this Agreement, Executive's incentive compensation is anticipated to be calculated as described in Exhibit 1 to this Agreement.

     (c)   Vacations.  During the term of this Agreement,
           _________
           Executive shall be entitled to paid annual vacation in accordance with the policies as established from time to time by the Boards of Directors of Corporation and Bank. However, Executive shall not be entitled to receive any additional compensation from Corporation and Bank for failure to take a vacation, nor shall Executive be able to accumulate unused vacation time from one year to the next, except to the extent authorized by the Boards of Directors of Corporation and Bank.

     (d)   Automobile.   Executive shall be eligible for
           __________
           reimbursement for business related automobile mileage consistent with then applicable and current guidelines and rates permitted by Internal Revenue Service.

     (e)   Employee Benefit Plans.  During the term of this
           ______________________
           Agreement, Executive shall be entitled to participate in or receive the benefits of any employee benefit plan currently in effect at Corporation and Bank, subject to the terms of said plan, until such time that the Boards of Directors of Corporation and Bank authorize a change in such benefits. Nothing paid to Executive under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to Executive pursuant to
           Section 4(a) hereof.

     (f)   Business Expenses.  During the term of this Agreement,
           _________________
           Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him, which are properly accounted for, in accordance with the policies and procedures established by the Boards of Directors of Corporation and Bank for their executive officers.

     (g)   Club Membership.  Corporation or Bank shall continue
           _______________
           pursuant to the letter of July 3, 2003 to make initiation payments to the Lancaster County Club under the terms and conditions set forth in that letter which is attached as Exhibit 2 to this Agreement. However, notwithstanding any provisions to the contrary in the letter of July 3, 2003, Corporation or Bank will pay membership dues and business-related expenses, incurred by Executive at the Lancaster Country Club.

5.   TERMINATION OF EMPLOYMENT FOLLOWING CHANGE IN CONTROL.
     _____________________________________________________

     (a) If a Change in Control (as defined in Section 5(b) of this Agreement) shall occur and thereafter, there shall be:

           (i) any involuntary termination of Executive's employment (other than for the reasons set forth in Section 3(b) or 3(d) of this Agreement);

           (ii)  any reduction in Executive's title,
                 responsibilities, including reporting
                 responsibilities, or authority, including such title, responsibilities or authority as such may be increased from time to time during the term of this Agreement;

           (iii) the assignment to Executive of duties inconsistent with Executive's office on the date of the Change in Control or as the same may be increased from time to time after the Change in Control;

           (iv) any reassignment of Executive to a location greater than fifty (50) miles from the location of Executive's office on the date of the Change in Control;

           (v) any reduction in Executive's Annual Base Salary in effect on the date of the Change in Control or as the same may be increased from time to time after the Change in Control;

           (vi) any failure to provide Executive with benefits at least as favorable as those enjoyed by Executive under any of Corporation or Bank's retirement or pension, life insurance, medical, health and accident, disability or other employee plans in which Executive participated at the time of the Change in Control, or the taking of any action that would materially reduce any of such benefits in effect at the time of the Change in Control;

           (vii) any requirement that Executive travel in performance of his duties on behalf of Corporation or Bank for a significantly greater period of time during any year than was required of Executive during the year preceding the year in which the Change in Control occurred;

           (viii)any sustained pattern of interruption or disruption of Executive for matters substantially unrelated to Executive's discharge of Executive's duties on behalf of Corporation and Bank; or

           (ix) a good faith determination by Executive that he can no longer work with the new management of Corporation and Bank, provided, however, that Executive cannot make such a determination during the first six (6) months following a Change in Control.

           then, at the option of Executive, exercisable by Executive within one hundred eighty (180) days of the Change in Control or occurrence of any of the foregoing events, Executive may resign from employment with Corporation and Bank (or, if involuntarily terminated, give notice of intention to collect benefits under this Agreement) by delivering a notice in writing (the "Notice of Termination") to Corporation and Bank and the provisions of Section 6 of this Agreement shall apply.

     (b) As used in this Agreement, "Change in Control" shall mean a change in control (other than one occurring by reason of an acquisition of the Corporation or Bank by Executive) of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A and any successor rule or regulation promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") if Corporation or Bank were subject to the Exchange Act reporting requirements; provided that, without limiting the foregoing, such a change in control shall be deemed to have occurred if the Board of Directors certifies that one of the following has occurred:

           (i) (A) a merger, consolidation or division involving Corporation or Bank, (B) a sale, exchange, transfer or other disposition of substantially all of the assets of Corporation or Bank, or (C) a purchase by Corporation or Bank of substantially all of the assets of another entity, unless such merger, consolidation, division, sale, exchange, transfer, purchase or disposition is approved in advance by seventy percent (70%) or more of the members of the Board of Directors of Corporation or Bank who are not interested in the transaction and a majority of the members of the Board of Directors of the legal entity resulting from or existing after any such transaction and of the Board of Directors of such entity's parent corporation, if any, are former members of the Board of Directors of Corporation or Bank; or

           (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than Corporation or Bank or any "person" who on the date hereof is a director or officer of Corporation or Bank is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Corporation or Bank representing fifty (50%) percent or more of the total value or combined voting power of Corporation or Bank's then outstanding securities, or

           (iii) during any period of one (1) consecutive years during the term of Executive's employment under this Agreement, individuals who at the beginning of such period constitute the Board of Directors of Corporation or Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

6.   RIGHTS IN EVENT OF TERMINATION OF EMPLOYMENT FOLLOWING
     ______________________________________________________
     CHANGE IN CONTROL.
     _________________

     (a) In the event that Executive delivers a Notice of Termination (as defined in Section 5(a) of this Agreement) to Corporation and Bank, Executive shall be entitled to receive the compensation and benefits set forth below:

           If, at the time of termination of Executive's employment, a "Change in Control" (as defined in Section 5(b) of this Agreement) has also occurred, Corporation and Bank shall pay Executive a lump sum amount equal to and no greater than two (2) times the Executive's Agreed Compensation as defined in subsection (a) of Section 4, minus applicable taxes and withholdings. In addition, if Executive and his dependents who are qualified beneficiaries are eligible to elect continuation of health insurance benefits under the Consolidated Omnibus Budget Reconciliation Act of 1995 ("COBRA") and if Executive elects to purchase such COBRA continuation coverage for himself and/or for his qualified beneficiaries, then in such event the Employer shall reimburse Executive in an amount equal to the monthly premium paid by him to obtain such coverage, net of the amount which employees of the Employer are required to contribute toward the purchase of health insurance benefits under the personnel policies of the Employer then in effect, which reimbursement shall continue until the first of the following to occur: (i) the expiration of 18 months following the date of termination of the Employment Period, and (ii) the qualification of Executive and his qualified beneficiaries for substantially equivalent coverage under any health insurance policy maintained by any future employer of Executive. Reimbursement as provided for herein shall be made by the Employer to Executive monthly within five (5) business days following the presentation by Executive to the Employer of evidence of payment by him (in the form of a copy of a cancelled check or credit card draft or other documentary evidence reasonably satisfactory to the Employer) of the monthly COBRA continuation coverage premium for that month. However, in the event the payment described herein, when added to all other amounts or benefits provided to or on behalf of the Executive in connection with his termination of employment, would result in the imposition of an excise tax under Code
           Section 4999, such payments shall be retroactively (if necessary) reduced to the extent necessary to avoid such excise tax imposition. Upon written notice to Executive, together with calculations of Corporation's independent auditors, Executive shall remit to Corporation the amount of the reduction, plus such interest, as may be necessary to avoid the imposition of such excise tax. Notwithstanding the foregoing or any other provision of this contract to the contrary, if any portion of the amount herein payable to the Executive is determined to be non-deductible pursuant to the regulations promulgated under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation shall be required only to pay to Executive the amount determined to be deductible under Section 280G.

     (b) Executive shall not be required to mitigate the amount of any payment provided for in this Section 6 by seeking other employment or otherwise. Unless otherwise agreed to in writing, the amount of payment or the benefit provided for in this Section 6 shall not be reduced by any compensation earned by Executive as the result of employment by another employer or by reason of Executive's receipt of or right to receive any retirement or other benefits after the date of termination of employment or otherwise.

     (c) Nothwithstanding any other provision, in the event that Executive is determined to be a key employee as that term is defined in Section 409A of the IRC no payment shall be made until one day following six months from the date of separation of service as that term is defined in Section 409A of the IRC.

7.   RIGHTS IN EVENT OF TERMINATION OF EMPLOYMENT ABSENT CHANGE
     __________________________________________________________
     IN CONTROL.
     __________

     (a) In the event that Executive's employment is involuntarily terminated by Corporation and/or Bank without Cause and no Change in Control shall have occurred at the date of such termination, Corporation and Bank shall pay Executive an amount equal to two
           (2) times the Executive's Annual Base Salary as defined in subsection (a) of Section 4, which amount shall be payable in eighteen (18) equal monthly installments and shall be subject to federal, state and local tax withholdings. In addition, if Executive and his dependents who are qualified beneficiaries are eligible to elect continuation of health insurance benefits under the Consolidated Omnibus Budget Reconciliation Act of 1995 ("COBRA") and if Executive elects to purchase such COBRA continuation coverage for himself and/or for his qualified beneficiaries, then in such event the Employer shall reimburse Executive in an amount equal to the monthly premium paid by him to obtain such coverage, net of the amount which employees of the Employer are required to contribute toward the purchase of health insurance benefits under the personnel policies of the Employer then in effect, which reimbursement shall continue until the first of the following to occur: (i) the expiration of 18 months following the date of termination of the Employment Period, and (ii) the qualification of Executive and his qualified beneficiaries for substantially equivalent coverage under any health insurance policy maintained by any future employer of Executive. Reimbursement as provided for herein shall be made by the Employer to Executive monthly within five (5) business days following the presentation by Executive to the Employer of evidence of payment by him (in the form of a copy of a cancelled check or credit card draft or other documentary evidence reasonably satisfactory to the Employer) of the monthly COBRA continuation coverage premium for that month. However, in the event the payment described herein, when added to all other amounts or benefits provided to or on behalf of the Executive in connection with his termination of employment, would result in the imposition of an excise tax under Code Section 4999, such payments shall be retroactively (if necessary) reduced to the extent necessary to avoid such excise tax imposition. Upon written notice to Executive, together with calculations of Corporation's independent auditors, Executive shall remit to Corporation the amount of the reduction, plus such interest, as may be necessary to avoid the imposition of such excise tax. Notwithstanding the foregoing or any other provision of this contract to the contrary, if any portion of the amount herein payable to the Executive is determined to be non-deductible pursuant to the regulations promulgated under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation shall be required only to pay to Executive the amount determined to be deductible under Section 280G.

     (b) Executive shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise. Unless otherwise agreed to in writing, the amount of payment or the benefit provided for in this Section 7 shall not be reduced by any compensation earned by Executive as the result of employment by another employer or by reason of Executive's receipt of or right to receive any retirement or other benefits after the date of termination of employment or otherwise.

8.   COVENANT NOT TO COMPETE.
     _______________________

     (a) Executive hereby acknowledges and recognizes the highly competitive nature of the business of Corporation and Bank and accordingly agrees that, during and for the applicable period set forth in
           Section 8(c) hereof, Executive shall not, except as otherwise permitted in writing by the Corporation and the Bank:

           (i) be engaged, directly or indirectly, either for his own account or as agent, consultant, employee, partner, officer, director, proprietor, investor (except as an investor owning less than 5% of the stock of a publicly owned company) or otherwise of any person, firm, corporation or enterprise engaged in (1) the banking (including bank holding company) or financial services industry, or (2) any other activity in which Corporation or Bank or any of their subsidiaries are engaged during the Employment Period, and remain so engaged at the end of the Employment

                 Period, in any county and contiguous county in which, at the date of termination of the Executive's employment, a branch location, office, loan production office, or trust or asset and wealth management office of Corporation, Bank or any of their subsidiaries is located, whether inside or outside of the Commonwealth of Pennsylvania, (the "Non-Competition Area"); or

           (ii) provide financial or other assistance to any person, firm, corporation, or enterprise engaged in (1) the banking (including bank holding company) or financial services industry, or (2) any other activity in which Corporation or Bank or any of their subsidiaries are engaged during the Employment Period, in the Non-Competition Area; or

           (iii) directly or indirectly solicit persons or entities who were customers or referral sources of Corporation, Bank or their subsidiaries within one year of Executive's termination of employment, to a become customer or referral source of a person or entity other than Corporation, Bank or their subsidiaries;

           (iv) directly or indirectly solicit employees of Corporation, Bank or their subsidiaries who were employed within one year of Executive's termination of employment to work for anyone other than Corporation, Bank or their subsidiaries.

     (b) It is expressly understood and agreed that, although Executive and Corporation and Bank consider the restrictions contained in Section 8(a) hereof reasonable for the purpose of preserving for Corporation and Bank and their subsidiaries their good will and other proprietary rights, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in Section 8(a) hereof is an unreasonable or otherwise unenforceable restriction against Executive, the provisions of Section 8(a) hereof shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable.

     (c) The provisions of this Section 8 shall be applicable commencing on the date of this Agreement and ending on one of the following dates, as applicable:

           (i)   if Executive's employment terminates in
                 accordance with the non-renewal provisions of
                 Section 3, the first anniversary date of the effective date of termination of employment; or

           (ii) if Executive's employment terminates in accordance with the provisions of Section 3(c) of this Agreement (relating to termination for Good Reason), eighteen (18) months following the effective date of termination of employment; or

           (iii) if the Executive voluntarily terminates his employment without Good Reason, eighteen (18) months following the effective date of termination of employment; or

           (iv) if the Executive's employment is involuntarily terminated without Cause or under Section 5(a) of this Agreement (relating to termination for Change of Control), eighteen (18) months following the effective date of termination of employment.

           (v) if the Executive's employment is terminated for Cause as defined in Sections 3(b)(i)-(v),
                 Section 3(b)(ix), Section 3(b)(x), or Section 3(b)(xiv)-(xviii) of this Agreement, the second anniversary date of the effective date of termination of employment.

           (vi) if the Executive's employment is terminated for Cause as defined in Sections 3(b)(vi)-(viii) or Sections 3(b)(xi)-(xiii) of this Agreement, the first anniversary date of the effective date of termination of employment.


9.   UNAUTHORIZED DISCLOSURE.  During the term of his employment
     _______________________
     hereunder, or at any later time, the Executive shall not, without the written consent of the Boards of Directors of Corporation and Bank or a person authorized thereby, knowingly disclose to any person, other than an employee of Corporation or Bank or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of Corporation and Bank, any material confidential information obtained by him while in the employ of Corporation and Bank with respect to any of Corporation and Bank's services, products, improvements, formulas, designs or styles, processes, customers, methods of business or any business practices, the disclosure of which could be or will be damaging to Corporation or Bank; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive or any person with the assistance, consent or direction of the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business of a business similar to that conducted by Corporation and Bank or any information that must be disclosed as required by law.

10.  WORK MADE FOR HIRE.  Any work performed by the Executive
     __________________
     under this Agreement should be considered a "Work Made for Hire" as the phrase is defined by the U.S. patent laws and shall be owned by and for the express benefit of Corporation, Bank and their subsidiaries and affiliates. In the event it should be established that such work does not qualify as a Work Made for Hire, the Executive agrees to and does hereby assign to Corporation, Bank, and their affiliates and subsidiaries, all of his rights, title, and/or interest in such work product, including, but not limited to, all copyrights, patents, trademarks, and propriety rights.

11.  RETURN OF COMPANY PROPERTY AND DOCUMENTS.  The Executive
     ________________________________________
     agrees that, at the time of termination of his employment, regardless of the reason for termination, he will deliver to Corporation, Bank and their subsidiaries and affiliates, any and all company property, including, but not limited to, automobile, keys, security codes or passes, mobile telephones, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, software programs, equipment, other documents or property, or reproductions of any of the aforementioned items developed or obtained by the Executive during the course of his employment.

12.  LIABILITY INSURANCE.  Corporation and Bank shall use their
     ___________________
     best efforts to obtain insurance coverage for the Executive under an insurance policy covering officers and directors of Corporation and Bank against lawsuits, arbitrations or other legal or regulatory proceedings; however, nothing herein shall be construed to require Corporation and/or Bank to obtain such insurance, if the Board of Directors of the Corporation and/or Bank determine that such coverage cannot be obtained at a reasonable price.

13.  NOTICES.  Except as otherwise provided in this Agreement,
     _______
     any notice required or permitted to be given under this Agreement shall be deemed properly given if in writing and if mailed by registered or certified mail, postage prepaid with return receipt requested, to Executive's residence, in the case of notices to Executive, and to the principal executive offices of Corporation and Bank, in the case of notices to Corporation and Bank.

14.  WAIVER.  No provision of this Agreement may be modified,
     ______
     waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and an executive officer specifically designated by the Boards of Directors of Corporation and Bank. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

15.  ASSIGNMENT.  This Agreement shall not be assignable by any
     __________
     party, except by Corporation and Bank to any successor in interest to their respective businesses.

16.  ENTIRE AGREEMENT.  This Agreement supersedes any and all
     ________________
     agreements, either oral or in writing, between the parties with respect to the employment of the Executive by the Bank and/or Corporation and this Agreement contains all the covenants and agreements between the parties with respect to employment.

17.  BINDING AGREEMENT.
     _________________

     This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees. If Executive should die after a Notice of Termination is delivered by Executive, or following termination of Executive's employment without Cause, and any amounts would be payable to Executive under this Agreement if Executive had continued to live, all such amounts shall be paid in accordance with the terms of this Agreement to

     Executive's devisee, legatee, or other designee, or, if there is no such designee, to Executive's estate.

18.  ARBITRATION.   Corporation, Bank and Executive recognize
     ___________
     that in the event a dispute should arise between them concerning the interpretation or implementation of this Agreement, lengthy and expensive litigation will not afford a practical resolution of the issues within a reasonable period of time. Consequently, each party agrees that all disputes, disagreements and questions of interpretation concerning this Agreement (except for any enforcement sought with respect to Sections 8, 9, 10 or 11 which may be litigated in court, including an action for injunction or other relief) are to be submitted for resolution, in Philadelphia, Pennsylvania, to the American Arbitration Association (the "Association") in accordance with the Association's National Rules for the Resolution of Employment Disputes or other applicable rules then in effect ("Rules"). Corporation, Bank or Executive may initiate an arbitration proceeding at any time by giving notice to the other in accordance with the Rules. Corporation and Bank and Executive may, as a matter of right, mutually agree on the appointment of a particular arbitrator from the Association's pool. The arbitrator shall not be bound by the rules of evidence and procedure of the courts of the Commonwealth of Pennsylvania but shall be bound by the substantive law applicable to this Agreement. The decision of the arbitrator, absent fraud, duress, incompetence or gross and obvious error of fact, shall be final and binding upon the parties and shall be enforceable in courts of proper jurisdiction. Following written notice of a request for arbitration, Corporation, Bank and Executive shall be entitled to an injunction restraining all further proceedings in any pending or subsequently filed litigation concerning this Agreement, except as otherwise provided herein or any enforcement sought with respect to Sections 8, 9, 10 or 11 of this Agreement, including an action for injunction or other relief.

19.  Validity.  The invalidity or unenforceability of any
     ________
     provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

20.  APPLICABLE LAW.  This Agreement shall be governed by and
     ______________
     construed in accordance with the domestic, internal laws of the Commonwealth of Pennsylvania, without regard to its conflicts of laws principles provided that this Agreement shall also be interpreted as is minimally required to qualify any payment hereunder as not triggering any penalty on the Executive or the Corporation or Bank pursuant to
     Section 409A of the IRC.

21.  HEADINGS.  The section headings of this Agreement are for
     ________
     convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                         UNION NATIONAL FINANCIAL
                                CORPORATION


/s/ Marcene L. Camara        By /s/ Donald H. Wolgemuth
________________________        ___________________________
       Asst , Secretary         Donald H. Wolgemuth,
                                Chairman of the Board

                                UNION NATIONAL COMMUNITY
                                BANK

/s/ Marcene L. Camara        By /s/ Donald H. Wolgemuth
________________________        ___________________________
            , Secretary         Donald H. Wolgemuth,
                                Chairman of the Board

WITNESS:                        EXECUTIVE

/s/ Mark D. Gainer              /s/ Michael A. Frey
________________________        ___________________________
                                Michael A. Frey